UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549
____________________________

 FORM 8-K
____________________________

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

____________________________

 Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2019, Fusion Connect, Inc. (the “Company”) entered into that certain Super Senior Secured Credit Agreement, dated as of May 9, 2019 (the “Bridge Agreement”), by and among the Company, certain subsidiaries of the Company, Wilmington Trust, National Association (“Wilmington Trust”), as administrative agent and collateral agent, and the lenders party thereto (collectively, the “Bridge Lenders”). Pursuant to the Bridge Agreement, the Bridge Lenders have agreed to provide the Company with bridge financing (the “Bridge Financing”) in the form of term loans in the original principal amount of $15.0 million, which term loans will be super senior in priority to the obligations under the Company’s First Lien Credit Agreement. These term loans mature on June 3, 2019, subject to further extension. In addition, the Company has the right to request up to an additional $5.0 million under the facility. The new financing allows the Company, its first and second lien lenders and key stakeholders to continue evaluating and pursuing strategic alternatives, including potential financing, equity investments and other strategic alternatives that will best position the Company for the future. Terms used but not otherwise defined herein have the meanings ascribed to them in the Bridge Agreement.

Pursuant to the Bridge Agreement, the Company has committed to meet certain milestones through May 30, 2019. The milestones include, among other things, the entry by the Company into a restructuring support agreement with the Ad Hoc Group of Term Lenders by May 17, 2019, pursuant to which the Company is required to pursue a sale of all or substantially all of the assets of the Company pursuant to section 363 of the Bankruptcy Code and commence voluntary chapter 11 cases by no later than June 3, 2019, unless an alternative transaction is agreed to by the Ad Hoc Group of Term Lenders. The Bridge Financing is contemplated to convert and be treated as debtor-in-possession financing in the event of a chapter 11 filing by the Company.

The Bridge Agreement also provides for the appointment of one additional independent director to the Company’s board, who is reasonably satisfactory to the Ad Hoc Group of Term Lenders and who shall take primary responsibility over matters relating to potential restructuring transactions by no later than May 10, 2019.

In connection with the Bridge Agreement, on May 9, 2019, the Company entered into (i) that certain Amendment No. 1 to the First Lien Credit Agreement, dated as of May 9, 2019 (the “First Lien Amendment”), by and among the Company, certain subsidiaries of the Company, Wilmington Trust, as administrative agent, and the lenders party thereto, pursuant to which the First Lien Lenders constituting the “Requisite Lenders” under the First Lien Credit Agreement have agreed to amend the First Lien Credit Agreement in order to, among other things, permit the incurrence of the Bridge Financing, and (ii) that certain Amendment No. 3 to the Forbearance Agreement, dated as of May 9, 2019 (the “Forbearance Amendment”), by and among the Company, certain subsidiaries of the Company and the Forbearing Lenders (as defined therein), pursuant to which the Forbearing Lenders constituting the “Requisite Lenders” and the “Requisite Tranche A/Revolving Lenders” under the First Lien Credit Agreement have agreed to, among other things, extend the Forbearance Period (as defined in the Forbearance Agreement through the term of the Bridge Financing) and permit the incurrence of the Bridge Financing.

In connection with the Bridge Financing, the Company entered into that certain Super Senior Pledge and Security Agreement, dated as of May 9, 2019 (the “Pledge and Security Agreement”), among the Company, the other grantors party thereto and Wilmington Trust, as collateral agent, pursuant to which the Company and such grantors pledged substantially all of their now owned and hereafter acquired property as security for their obligations under the Bridge Agreement (subject to certain limitations and restrictions set forth therein).

The Company and the other Credit Parties also acknowledged that certain Super Senior Intercreditor Agreement, dated as of May 9, 2019 (the “Super Senior Intercreditor Agreement”), among Wilmington Trust, as super senior representative, and Wilmington Trust, as first lien representative, which sets forth the respective priority and other rights of the Bridge Lenders under the Bridge Financing relative to those of the lenders under the First Lien Credit Agreement. The Company and the other Credit Parties also acknowledged the Joinder Agreement, dated as of May 9, 2019 (the “Joinder Agreement”), whereby Wilmington Trust, in its capacity as the super senior representative under the Super Senior Intercreditor Agreement, became an additional first lien obligations representative under that certain Intercreditor Agreement, dated as of May 4, 2018, which was executed in connection with the First Lien Credit Agreement and the Second Lien Credit Agreement.

The forgoing descriptions of the Bridge Agreement, the First Lien Amendment, the Forbearance Amendment, the Pledge and Security Agreement, the Super Senior Intercreditor Agreement and the Joinder Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

The Company cannot guarantee that it will be able to achieve the milestones referenced in the Bridge Agreement, obtain additional forbearances from its lenders or that the Company will be able to comply with its other obligations under the Bridge Agreement, the First Lien Amendment, the Forbearance Amendment or the Company’s other debt agreements.

Cautionary Statements Regarding Forward-Looking Information

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. When used in this report, the words "will," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "potential" or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, but are not limited to: statements relating to the Company’s ability to identify, evaluate and complete any strategic alternatives or transactions with respect to its capital structure and financial position and to refinance or restructure its indebtedness; our ability to meet the milestones set forth in the Bridge Agreement; and the potential need to seek bankruptcy protection. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company's actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of Company's discussions with its lenders.

Neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K to conform such statements to actual results or to changes in Company’s expectations, except as required by law.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Super Senior Secured Credit Agreement, dated as of May 9, 2019, among Fusion Connect, Inc., certain subsidiaries of the Company and the Bridge Lenders.
10.2
Amendment No. 1 to the First Lien Credit Agreement, dated as of May 9, 2019, among the Company, certain subsidiaries of the Company, Wilmington Trust, as administrative agent, and the Requisite Lenders, with Annex I containing a marked copy of the First Lien Credit Agreement, dated as of May 4, 2018 and Annex II containing a marked copy of the First Lien Pledge and Security Agreement, dated as of May 4, 2018.

10.3
Amendment No. 3 to the Forbearance Agreement, dated as of May 9, 2019, by and among the Company, certain subsidiaries of the Company and the Forbearing Lenders, with Annex I containing a marked copy of the Forbearance Agreement, dated as of April 15, 2019.

10.4	Super Senior Pledge and Security Agreement, dated as of May 9, 2019, among Fusion Connect, Inc., certain subsidiaries of the Company and Wilmington Trust, as collateral agent.
10.5
Super Senior Intercreditor Agreement, dated as of May 9, 2019, among Wilmington Trust, as super senior representative, Wilmington Trust, as first lien representative, each additional super senior obligations representative and each additional first lien obligations representative.

10.6
Joinder Agreement, dated as of May 9, 2019, among Wilmington Trust, as an additional first lien obligations representative, Wilmington Trust, as first lien representative, Wilmington Trust, as second lien representative and acknowledged by Fusion Connect, Inc. and the other grantors party thereto, with Annex I containing a marked copy of the Intercreditor Agreement, dated as of May 4, 2018.

99.1	Press Release dated May 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: May 10, 2019	By:	/s/ James P. Prenetta, Jr.
	Name:	James P. Prenetta, Jr.
	Title:	Executive Vice President and General Counsel